UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                     Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-2

The Beachbody Company, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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The Beachbody Company, Inc. Important Notice Regarding the Availability of Proxy Materials
Stockholders Meeting to be held on May 10, 2022
For Stockholders of record as of March 11, 2022
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.
To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/BODY
To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.
Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.
For a convenient way to view proxy materials and VOTE go to www.proxydocs.com/BODY
Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.
If you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s meeting, you must make this request on or before April 29, 2022.
To order paper materials, use one of the following methods.
INTERNET www.investorelections.com/BODY
TELEPHONE (866) 648-8133
* E-MAIL paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.
* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting material.
The Beachbody Company, Inc.
Meeting Materials: Notice of Meeting and Proxy Statement & Annual Report on Form 10-K Meeting Type: Annual Meeting of Stockholders Date: Tuesday, May 10, 2022 Time: 11:00 AM, Pacific Time Place: To be held virtually — please visit www.proxydocs.com/BODY for additional information on virtual meeting registration.
You must register to attend the meeting by May 9, 2022 5:00PM ET online at www.proxydocs.com/BODY
SEE REVERSE FOR FULL AGENDA

The Beachbody Company, Inc.
Annual Meeting of Stockholders
THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2
THE BOARD RECOMMENDS THAT AN ADVISORY VOTE ON THE COMPENSATION FOR NAMED EXECUTIVE OFFICERS BE HELD EVERY 1 YEAR.
PROPOSAL
1. Election of seven nominees named in the proxy statement to serve on the Board of Directors. 1.01 Carl Daikeler 1.02 Mary Conlin 1.03 Kristin Frank 1.04 Michael Heller 1.05 Kevin Mayer 1.06 John Salter 1.07 Ben Van de Bunt
2. Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2022.
3. Advisory vote on the frequency of future advisory votes on executive compensation.
4. To transact any other business which may properly come before the annual meeting or any adjournment or postponement. In addition to the business to be transacted as described above, management will speak on our developments of the past year and respond to questions of general interest to stockholders.